UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):

                                  May 19, 1998

                        AmeriComm Direct Marketing, Inc.



        Delaware                      333-08925                23-2574778
---------------------------    ----------------------    -----------------------
     (State or other                 (Commission              (IRS Employer
     jurisdiction of                 File Number)            Identification No.)
       incorporation)


                           5775 Peachtree Dunwoody Rd.
                                   Suite C-150
                                Atlanta, Georgia
               (Address of principal executive offices) (Zip code)



               Registrant's telephone number, including area code:

                                 (404) 256-1123

Item 5.   Other Events.

          On May 19, 1998, AmeriComm Direct Marketing, Inc. issued a press release announcing that AmeriComm Holdings, Inc., its parent, executed a merger agreement with DMAC Holdings, Inc. and DMAC Merger Corp. whereby DMAC Holdings, Inc. will acquire all of the outstanding stock of AmeriComm Holdings, Inc. A copy of the press release is attached as
          Exhibit 99.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibit.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) None.

          (b) None.

          (c) Exhibits.

                99.1    Text  of  press  release  issued  by  AmeriComm   Direct
                        Marketing, Inc. on May 19, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERICOMM DIRECT MARKETING, INCORPORATED



Date: May 19, 1998                    By: /s/ Robert B. Webster
                                      ---------------------------------------
                                          Name:  Robert B. Webster
                                          Title: Executive Vice President
                                                   and Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit 99.1 Text of press release issued by AmeriComm Direct Marketing, Inc. on May 19, 1998.